EXHIBIT 10.4
                                                                    ------------

"CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION."
                     REDACTED MATERIAL INDICATED BY "***".


                                LICENSE AGREEMENT
                               (this "Agreement")
                              Dated: March 31, 1999
                                     Between


WORLDWIDE INFORMATION, INC.                           FIRST AMERICAN REAL ESTATE
                                     - And -                SOLUTIONS, LLC,
a corporation within the state of                 a California limited liability
        Massachusetts                                          company.
        ("Licensee")                                          ("FARES")


                                    RECITALS

1. FARES maintains a database of information gathered from real estate public records and other sources for various counties in the United States.

2. The parties desire that FARES grant Licensee a license to use certain Licensed Data as provided herein.

     NOW THEREFORE In consideration of the promises and other good and valuable consideration had and received, FARES and licensee hereby agree as follows:

1. DEFINITIONS

In addition to the terms defined above, the following terms will have the meanings specified below when used in this Agreement with initial capital letters:

     (a)   Fees: As defined in Section 4.1 hereof.

     (b)   Licensed Data: The data described in Appendix A, Part A, hereto.

     (c) Permitted Applications: The applications set forth in Appendix A, Part B hereto.

     (d) Processor: An entity independent of Licensee which processes data on behalf of Licensee.

     (e) Term; Initial Term: The Initial Term and any Renewal Term. Subject to the termination provisions of Article 7, the Initial Term of this Agreement ("Initial Term") is the period described in Appendix A, Part C hereto. This Agreement shall have no Renewal Term unless otherwise specified in Appendix A, Part C.

     (f) Sublicensing: The redistribution of data, in whole or in part, alone or in combination with other products or services Licensee may offer, through any individual or company which has been licensed as a distributor of the data by FARES. This includes, but is not limited to, distribution of the data on magnetic media, by electronic transmission, or through gateway relationships linking on-line services.

2. GRANT OF LICENSE

2.1 License: Subject to the reservations of rights and exceptions set forth herein, FARES hereby grants Licensee during the Term the non-exclusive right to use the Licensed Data only for the Permitted Applications, with no right to provide such data to any other party or to sublicense such data unless otherwise provided in Appendix A, Part B. Except as expressly provided in the limited license provided herein. FARES reserves all rights in and to: (i) the Licensed Data; (ii) all underlying data, compilations and information gathered, compiled or published by FARES in connection with its creation and preparation of the Licensed Data; (iii) all other data, compilations and publications created, prepared or authored by FARES not consisting of the Licensed Data, and (iv) all copyrights and other proprietary rights in any of the foregoing.

3. DELIVERY OF DATA AND FORMAT

3.1 Initial File: FARES will deliver to Licensee one copy of the Licensed Data on or before the date specified in Appendix A, Part D.

3.2 Updates: FARES will provide Licensee with an update of the Licensed Data in accordance with the schedule set forth in Appendix A, Part D.

3.3 Shipping Address: FARES will ship the initial file and all updates to Licensee at the address specified in Appendix A, Part D.

3.4 Format and Layout: FARES will furnish the Licensed Data on magnetic tape in IBM compatible format, and In the record layout sex forth on Appendix B.

4. FEES

4.1 Consideration: In consideration of the rights granted Licensee hereunder, Licensee will pay EXPERIAN RES the Fees described in Appendix A, Part E hereto ("Fees").

4.2 Report and Payment of Royalties: If the Fees include royalty payments, the following provisions will apply:

(a) Report: Within thirty (30) days after the end of each calendar month, Licensee will provide FARES a detailed and accurate statement of the calculation of all such royalty payments earned with respect to such month, together with payment thereof.

(b) Audit: Licensee will maintain current, accurate and complete books and records relating to its usage of the Licensed Data and all payments due FARES hereunder. FARES or its designee (which may be a certified public accountant chosen by FARES) may, at any time while this Agreement is in effect and for a period of six months thereafter, require Licensee to provide a certified statement prepared by a certified public accountant, at Licensee's expense, verifying the accuracy of records relating to Licensee's usage of the Licensed Data and all payments due FARES. If such certified statement indicates any errors in Licensee's records, FARES, or its designee, may, on reasonable advance notice to Licensee and during reasonable business hours, examine, inspect and audit such books and records and any source documents pertaining thereto for the limited purpose of verifying the accuracy of Licensee's reports and the amounts due hereunder. FARES, or its designee, may, during the course of such examination, review or audit and make such copies and/or extracts of Licensee's books and records relating to Licensee's usage of the Licensed Data. FARES shall treat all such information reviewed during an audit as confidential and will not disclose same to any third party (excluding FARES' designee) without the written consent of Licensee.

4.3 Taxes: In addition to the Fees, Licensee shall pay all applicable taxes (excluding those based upon FARES' net income), fees and assessments now or hereafter imposed by any governmental authority with respect to the data licensed hereunder.

5. INTELLECTUAL PROPERTY; OWNERSHIP; CONFIDENTIALITY

5.1 Acknowledgment: Licensee acknowledges FARES' valuable rights in and to the compilations of the Licensed Data and the data those compilations contain, including FARES' copyrights and other proprietary rights therein.

5.2 Restriction on Copying, Disclosure, Commingling and Use: Without FARES' prior written consent, Licensee will not:

(a) disclose any portion of the Licensed Data in any manner other than as expressly authorized in this Agreement;

(b) provide or cause to be provided data including the Licensed data to a Processor unless such Processor enters into a certification in the form of Appendix C acknowledging that Processor will not use the Licensed Data except for fulfilling its processing obligations to Licensee;

(c) use, merge, commingle or mix the Licensed Data or any portion thereof with other data from any other source without FARES' prior written consent;

(d) make any copies of the Licensed Data in any form except for two (2) authorized back-up copies;

(e) transfer the Licensed Data to any other party except as expressly permitted herein; or

(f) decompile, disassemble or reverse engineer, or cause or allow any third party to decompile, disassemble or reverse engineer any of the Licensed Data or the software code or any computer software program allowing for the retrieval and/or access of such Data.

5.3 Contractual Restrictions on End Users: If Appendix A, Part B indicates that the Permitted Applications include providing the data to end-users. Licensee by contract will impose the following restrictions on each end-user to which Licensee provides Licensed Data:

     (i) Such party shall use the Licensed Data only for the purposes described for end-users in Appendix A, Part B and shall not use the Licensed Data, or any portion thereof, to build or enhance any data base in any form for resale or redistribution; and

     (ii) Such party shall not provide the Licensed Data, or any portion thereof, or derivative products or services produced from the Licensed Data, in any form to any other person without the prior written approval of FARES.

     (iii) Such party shall not publish, broadcast or otherwise make public the owner's name, address, property value, location or characteristics of any individual property owner, nor permit any other party to make such disclosure without the express written consent of said property owner and FARES.

This Section 5.3 is not intended to authorize the Licensee to provide the Licensed Data to end-users unless Appendix A, Part B so provides.

5.4 Contractual Restrictions on Sublicensees: If Appendix A, Part B-4 indicates that the Permitted Applications include the right to sublicense the Licensed Data, any such sublicense shall contain restrictions on such sublicensee's use of the Licensed Data comparable to the restrictions imposed on Licensee by this
Article 5 and any additional restrictions set forth in Appendix A, Part B-4;
(ii) Licensee will require such sublicensee to include in any agreement for the sale of Licensed Data restrictions on third parties comparable to the restrictions set forth or described in Section 5.3; and (iii) such sublicensee shall have no right to further sublicense the Licensed Data. FARES may require as a condition to its approval that a sublicensee obtain a performance bond in favor of FARES to assure such sublicensee's compliance with the restrictions set forth herein. This Section 5.4 is not intended to authorize the Licensee to sublicense the Licensed Data unless Appendix A, Part B-4 so provides.

5.5 Trademarks, Copyrights Etc.: Neither party will use, or permit their respective employees, agents and subcontractors to use, the trademarks, service marks, copyrighted material, logos, names, or any other proprietary designations of the other party, or the other party's affiliates, whether registered or unregistered, without such other party's prior written consent. Notwithstanding the preceding, Licensee shall be responsible at all times for the entire supervision, management and control of the Licensed Data incorporated into Licensee's own computer system(s) and under Licensee's control, including without limitation all responsibility for design and maintenance of proper machine configuration, audit controls, operating methods, back-up plans, security, insurance, maintenance and all other activities necessary for effective utilization of the system as well as protection of proprietary FARES interest in the Licensed Data. Any possession or use of the Licensed Data not expressly authorized under this Agreement is strictly prohibited, nor may any use not expressly authorized under this Agreement be waived by FARES except in a written authorization. Licensee acknowledges that neither this Agreement nor the conduct of the parties subsequent to the execution thereof shall be construed to create a grant, implied or otherwise, of collateral rights in this Agreement, nor can such be granted except by express written grant of FARES.

5.6 Return of Database: Upon termination of this Agreement, Licensee shall return or cause to be returned to FARES, or pursuant to FARES' instructions destroy, all copies of the Licensed Data in its possession (or provided by it to any other party), together with all excerpts of or extracts from said Licensed Data along with all reference material, and supporting documentation furnished to Licensee by FARES. At the time of such return or destruction. Licensee shall deliver to FARES a certificate executed by an officer of Licensee attesting to the fact that all such copies of, excerpts of and extracts from the Licensed Data have been returned to FARES or destroyed as provided for hereunder.

5.7 Further Acknowledgement: The mere act of running a diagnostic, while not expressly prohibited by FARES, shall in no way be construed to be a grant of further license by FARES to Licensee in the Licensed Data or FARES software beyond that expressed in this license.

5.8 Property; The software products and Licensed Data information and dial-up access provided by FARES are owned and copyrighted by FARES. No ownership rights beyond the License granted herein are conferred to any FARES product or information, and, except for the License provided, FARES reserves all rights in and to the Licensed Data and related software, including but not limited to the exclusive rights under copyright and the right to grant further licenses. The Licensed Data is for the sole use within Licensee's own organization. Licensee shall not lend or transfer or copy the Licensed Data, for any purpose, (except as detailed in 5.2(d), above), without prior written consent from FARES. Title to all copies of the Licensed Data and any software related thereto, including back-up copies, shall remain exclusively with FARES, and no rights whatsoever In such title may be further waived or granted by any employee or agent of FARES, including, but not limited to, those rights granted by the 1976 Copyright Act, as amended (17 U.S.C.ss.101,et seq.). Licensee further assumes all liability and is financially responsible for any unauthorized use of the Licensed Data and any software related thereto.

6. WARRANTIES AND INDEMNIFICATION

6.1 FARES WARRANTIES: FARES WARRANTS TO LICENSEE THAT FARES HAS THE RIGHT TO LICENSE TO LICENSEE THE INFORMATION IN THE LICENSED DATA. FARES DOES NOT GUARANTEE THE ACCURACY OR RELIABILITY OF SUCH INFORMATION. SUCH WARRANTY IS THE ONLY WARRANTY FARES HAS GIVEN LICENSEE WITH RESPECT TO THE LICENSED DATA, AND SUCH WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, FOR EXAMPLE, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.2 LIMITATION OF LIABILITY: NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, UNDER NO CIRCUMSTANCES WILL FARES HAVE ANY OBLIGATION OIL LIABILITY TO LICENSEE FOR ANY CLAIM, INJURY, OR DAMAGE RELATING TO, ARISING OUT OF, OR RESULTING FROM THE INACCURACY OF THE INFORMATION USED TO COMPILE THE LICENSED DATA. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, UNDER NO CIRCUMSTANCES WILL EITHER PARTY HAVE ANY OBLIGATION OR LIABILITY TO THE OTHER HEREUNDER FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES INCURRED BY THE OTHER PARTY, REGARDLESS OF HOW SUCH DAMAGES ARISE AND OF WHETHER OR NOT A PARTY WAS ADVISED SUCH DAMAGES MIGHT ARISE.

6.3 Other Parties; Indemnification by Licensee: Licensee will include provisions consistent with those set forth in Sections 6.1 and 6.2 in any agreement pursuant to which Licensee provides the Licensed Data to any other party. Licensee will indemnify, defend and hold harmless FARES. its employees, agents and representatives from and against any losses, claims, suits, costs anchor expenses, including attorney fees, arising out of any claim by any third party arising out of Licensee's use of, providing of, or sublicensing of, the Licensed Data.

6.4 Limitation Of Remedy. FARES TOTAL LIABILITY AND LICENSEE'S EXCLUSIVE REMEDY UNDER OR RELATED TO THIS AGREEMENT SHALL BE LIMITED TO GENERAL MONEY DAMAGES NOT EXCEEDING ANY AMOUNTS RAID BY LICENSEE UNDER THE CURRENT TERM OF THE AGREEMENT. ADDITIONALLY, ANY ACTION ARISING UNDER THIS AGREEMENT OR BECAUSE OF ITS BREACH MUST BE COMMENCED WITHIN ONE (1) YEAR AFTER THE CAUSE OF ACTION ACCRUES. HOWEVER, BECAUSE OF THE UNIQUE AND PROPRIETARY NATURE OF THE LICENSED DATA, FARES SHALL BE ENTITLED TO MONETARY AS WELL AS EQUITABLE RELIEF, INCLUDING WITHOUT LIMITATION INJUNCTIVE RELIEF, IN THE EVENT OF DEFAULT OIL BREACH BY LICENSEE.

6.5 Indemnification: LICENSEE AGREES TO INDEMNIFY AND HOLD FARES HARMLESS FROM AND AGAINST ALL CLAIMS OF THIRD PARTIES ARISING OUT OF OR RELATED TO THE USE OF THE LICENSED DATA BY ANY THIRD PARTY, INCLUDING THE END-USER.

7. AMENDMENTS, TERMINATION, AND WAIVER

7.1 Amendments: This Agreement may be amended at any time, but only by written instrument signed by both parties which refers specifically to this Agreement.

7.2 Mutual Termination: This Agreement may be terminated by mutual agreement at any time, but only by A written instrument signed by both parties specifying the date and time as of which the Term ends.

7.3 Unilateral Termination: This Agreement may be terminated unilaterally by either party, but only if and when (a) the other party has breached a material obligation under this Agreement, (b) the party desiring to terminate has delivered to the breaching party a written demand that the breaching party cure the breach, (c) the breaching party has failed to cure such breach within five
(5) days (in the case of the nonpayment of fees or royalties) or sixty (60) days (in the case of any other breach) after receipt of the demand, and (d) the party desiring to terminate delivers to the breaching party written notice of termination. Licensee shall be deemed to have breached a material obligation hereunder if it (a) fails to perform its obligations hereunder in accordance with the terms hereof, or breaches any of the covenants, warranties or representations hereunder, (b) fails to provide FARES any required statement of account or make any payment hereunder as and when such statement is to be provided or such payment is to be made, or (c) becomes insolvent, makes an assignment for the benefit of creditors, suspends its business operations, files a voluntary petition of bankruptcy under federal or state bankruptcy statutes or has filed against it an involuntary petition in bankruptcy which is not dismissed or withdrawn within thirty (30) days of the filing thereof.

7.4 Discontinuation: Notwithstanding anything herein to the contrary, FARES may discontinue providing Licensed Data for any geographic location which prohibits FARES' providing of such data in accordance with this Agreement, or for any geographic location as to which FARES has discontinued the collection of data for its own business.

8. MISCELLANEOUS

8.1 Advertising: Licensee will not disclose FARES as a data source to any third party, except as may be authorized in writing by FARES or required by federal, state or local government regulations. Where such disclosure is to be made without advance authorization, Licensee will transmit notice of intent to disclose information to FARES five (5) days prior to the release of any information by Licensee.

8.2 Waivers. Either party may at any time waive compliance by the other with any covenants or conditions contained in this Agreement, but only by written instrument executed by the party waiving such compliance. No such waiver, however, shall be deemed to constitute the waiver of any such covenant or condition in any other circumstance or the waiver of any other covenant or condition.

8.3 Status: The parties will perform all services hereunder as independent contractors. Nothing contained in this Agreement shall be deemed to create any association, partnership, joint venture, or relationship of principal and agent or master and servant between the parties.

8.4 Excusable Delays: No party shall be liable for any delay or failure in its performance of any of the acts required by this Agreement when such delay or failure arises for reasons beyond the reasonable control of such party. The time for performance of any act delayed by such causes shall be postponed for a period equal to the delay; provided, however, that the party so affected shall give prompt notice to the other party of such delay. The party so affected, however, shall use its best efforts to avoid or remove such causes of nonperformance and to complete performance of the act delayed, whenever such causes are removed.

8.5 Governing Law: This Agreement will be governed by and construed in accordance with the internal substantive laws of the State of California, except where the substantive laws of another jurisdiction mandatorily apply.

8.6 Severability: If any provision of this Agreement shall finally be determined to be unlawful, then such provision shall be deemed to be severed from this Agreement and every other provision of this Agreement shall remain in full force and effect.

8.7 Assignment: This Agreement shall be binding upon and inure to the benefit of the successors of each of the parties hereto, but shall not be assignable by either party without the prior written consent of the other.

8.8 No Third Parties: Neither this Agreement nor any provisions set forth herein is intended to, or shall, create any rights in or confer any benefits upon any person other than the parties hereto.

8.9 Incorporation by Reference: The Appendices to this Agreement constitute integral parts of this Agreement and are hereby incorporated into this Agreement by this reference.

8.10 Notices: All notices, requests and other communications hereunder shall be in writing and shall be deemed to have been duly given at the time of receipt if delivered by hand or communicated by electronic transmission, or, if mailed, three (3) days after mailing registered or certified mail, return receipt requested, with postage prepaid (i) if to FARES, then to: FARES, 5601 E. La Palma Avenue, Anaheim, California 92807, Attention: General Manager, with a copy to the person indicated below FARES' signature; or (ii) if to Licensee, to the address specified below Licensee's signature; provided, however, that if either party shall have designated a different address by notice to the other given as provided above, then to the last address so designated.

8.11 Confidentiality: Each party agrees that it will not disclose any "Confidential Information" of the other party. "Confidential Information" means any information which the other party marks "Confidential" or if not disclosed in writing, identifies as confidential at the time of disclosure and confirms thereafter in writing within 30 days of such disclosure. Confidential Information does not include any information which was either in the public domain or already known to the recipient at the time of disclosure, independently developed by the recipient, disclosed to recipient by a third party without breach of an obligation of confidentiality or disclosed pursuant to a court order.

8.12 Counterparts: More than one counterpart of this Agreement may be executed by the parties hereto, and each fully executed counterpart shall be deemed an original without production of the others.

8.13 Other Agreements: Licensee certifies that its use of the Licensed Data will not violate any agreement to which Licensee is a party.

8.14 Complete Agreement: This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior letters of intent, agreements, covenants, arrangements, communications, representations, or warranties, whether oral or written, by any officer, employee, or representative of either party relating thereto.

         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by its duty authorized representatives.

FIRST AMERICAN REAL ESTATE SOLUTIONS           WORLDWIDE INFORMATION, INC.
A division of First American Real Estate       a corporation within the state of
Solutions L.L.C (a California limited          Massachusetts
Liability Company)


By: /s/ George Livermore                       By: /s/ Jon Latorella
   --------------------------                     ----------------------------
   George Livermore                               Jon Latorella

Title: Division President                      Title: President & CEO
      -----------------------                         ------------------------

Date: 11/3/99                                  Date: 10/29/99
     ------------------------                       --------------------------

A copy of each notice to FARES
should be sent to:                             Address for Notice to Licensee:

President                                      President
-----------------------------                  -------------------------------

FARES                                          WORLDWIDE INFORMATION, INC.
-----------------------------                  -------------------------------

5601 E. La Palma Avenue                        100 Cummings Center, Suite 450C
-----------------------------                  -------------------------------

Anaheim, CA 92807                              Beverly, MA 01915
-----------------------------                  -------------------------------

                                               Telefax: (978) 524-8767
                                               -------------------------------

                                               Attention:
                                               -------------------------------

                                   APPENDIX A




      [CONFIDENTIAL TREATMENT REQUESTED BY LOCATEPLUS HOLDINGS CORPORATION]

                                                                      APPENDIX A
                                                                      ----------



                               LICENSE AGREEMENT
                           Dated as of March 31, 1999
                  Between First American Real Estate Solutions,
                    a division of First American Real Estate
             Solutions LLC, a California limited liability company.
                                    ("Fares")

                                       AND

                           WORLDWIDE INFORMATION, INC.
                 a corporation within the state of Massachusetts
                                  ("Licensee")


A. Licensed Data: The Licensed Data will consist of Tax Assessors' Data, the Sales Transaction Data and the Non-Purchase Mortgage Data, each as defined below.

1. Assessors Data: Tax assessors' records consisting of residential and commercial parcels for the geographic areas specified on Appendix C. For each such parcel, the record will contain the following specific data elements if the data is available and obtained by FARES.

                   Parcel Number
                   Legal Description (Defined as lot and block or similar data) Owner name
                   Physical address (street, city, zip)
                   State code
                   County code
                   Tax Amount
                   Sales Amount
                   Property use code
                   Year built
                   Square footage
                   Lot size
                   Number of bedrooms
                   Number of baths

2. Sales Transaction Data: Records of transfers of deeds based upon the sale of residential, commercial and unimproved parcels. The geographic coverage is set forth in Appendix C. Far each such parcel the record will contain the following specific data elements if the data is available and obtained by FARES.

                   Buyer Name
                   Situs Address
                   Mailing Address
                   City, State, Zip
                   Date of Sale
                   Sale Amount
                   Date of Recording


3. Non-purchase Mortgage Data: Records of residential, commercial and unimproved parcels as to which mortgage deeds not related to the sale have been fled, including those mortgages which FARES has determined are second mortgages having as beneficiary the seller of real property and fled concurrent with the property sale and for the geographic areas specified for Non-purchase Mortgage Data on Appendix C. For each such parcel, the record will contain the following specific data elements, if such data is available and obtained by FARES.

                   Borrower's name
                   Situs address
                   Mailing address
                   State code
                   County code
                   Recording date
                   Document recording number
                   Mortgage amount
                   Lender name




4. Licensee acknowledges that the amount of data available varies substantially from area to area, and that circumstances may exist or arise which may prevent FARES from achieving complete representation of all data elements.

B.    Permitted Applications:


1.    Licensee's Own Use:


      (a) The Licensed Data will be provided to Licensee to be used as part of its intemet web site service. The web site service has been developed to facilitate the Licensee's clients, in the legal and investigative segments, with the location of assets through the legal discovery process or as part of background investigations. It may be used for no other purposes. Licensee agrees not to permit access to the data without a secure password.

      (b) Licensee is expressly prohibited from allowing individuals or companies who are not employed by or affiliates of Licensee access to the website service containing FARES data where the individual or company is under no obligation to compensate Licensee for such access, unless such access is granted for the purposes of training or system demonstration, and only under the following circumstances.

          (i) Such training and systems demonstration must be supervised and conducted by employees of Licensee, and in accordance with prevailing state and federal laws governing consumers' rights to privacy and names of celebrities or famous individuals are not to be used.

          (iii) Licensee agrees to make its best efforts not to access the data or permit the data to be accessed without a secure password, or in a manner which would violate an individual's right to personal privacy.

2. Restricted Usage: In addition to use restrictions set forth elsewhere in the Agreement and its Appendices, the Licensed Data may not be marketed to companies primarily engaged in facilitating real estate commerce, or who redistribute data for direct marketing purposes. Further, the Licensed Data may not be used to develop models or indexes for the purpose of valuing real estate properties, nor may the data be produced or distributed on CD-ROM.

3. Licensee's Providing for Use by Third Parties: Not permitted except as the Licensed Data is provided as part of the Permitted Application.

4.    Licensee's Sublicensing: Not permitted.

C.    Term:

1. Initial Term: The Initial Term begins at 12:01 a.m. on March 31, 1999 and ends at 11:59 p.m. on June 30, 2002.

2. Renewal Term(s): This Agreement will automatically renew for additional terms of twelve (12) months, commencing at 12:01 a.m. on July 1, of then current term and expire at 11:59 p.m. on June 30, of then current term, unless either party notifies the other, in writing , certified mail, return receipt requested, of its intention not to renew, within ninety
      (90) days of the expiration of the Agreement.

D.    Delivery Dates:

1. Initial File: FARES will make its best efforts to deliver the initial File within forty five (45) days of the execution of this Agreement. The Initial File will consist of the most current Tax Assessors' Files available to FARES for the geographic areas outlined in Appendix C and in the format defined in Appendix B. Further, the Initial File will consist of Sales Transactions dating back to January 1, 1998 to the present. Sales Transactions will be provided for those counties defined in Appendix C, in the Format defined in Appendix B attached.

2. Update Files: FARES agrees to deliver, once per month, current Sales Transactions for the geographic areas outlined in Appendix C, in the format defined in Appendix B. Additionally, once per year, FARES agrees to deliver the Annual Tax Assessor's Files for the geographic areas outlined in Appendix C, in the format defined in Appendix B. FARES will make reasonable efforts to deliver such Tax Assessor's Files no later than within ninety (90) days from the time it receives the files from A particular county.

3. Delivery Media: FARES will deliver, at Licensee's expense, the Initial File and Update Files in either 9-track or 3480 cartridges, IBM compatible. At Licensee's option, weekly Sales Transactions may be delivered via electronic transmission, at Licensee's expense.

4.    Shipping Address: Worldwide Information, Inc.
                        100 Cummings Center, Suite 450C
                        Beverly, MA 01915


E.    Fees and Payment Terms:

1.    Fee: Licensee agrees to pay FARES the sum of [           ***
            ***          ] annually due and payable on the following schedule:

                                    ***   Upon   ***
                                    ***   on   ***
                                    ***   on   ***
                                    ***   on   ***
                                    ***   on   ***
                                    ***   on   ***
                                    ***   on   ***
                                    ***   on   ***
                                    ***   ON   ***
                                    ***   on   ***
                                    ***   on   ***
                                    ***   on   ***
                                    ***   on   ***

                                                                      APPENDIX B
                                                                      ----------



                                 RECORD LAYOUT

A.          Tax Assessors' Data





B.          Sales Transaction Data

                                  RECORD LAYOUT

A.    Tax Assessors' Data

** TAXROLL **
3000 CHARACTERS RECORD SIZE
10 RECORDS PER BLOCK

--------------------------------------------------------------------------------
                DATA ELEMENTS              STAR   END     LEN    TYP
                                            T                     E
--------------------------------------------------------------------------------
FIPS CODE                                    1        5       5
--------------------------------------------------------------------------------
APN (Parcel Number) (formatted)              6       50      45
--------------------------------------------------------------------------------
MUNICIPALITY NAME                           51       80      30
--------------------------------------------------------------------------------
         NAME & ADDRESS INFORMATION
--------------------------------------------------------------------------------
OWNER'S NAME                                81      130      50
--------------------------------------------------------------------------------
NAME-continuation                          131      180      50
--------------------------------------------------------------------------------
NAME (C/O NAME)                            181      230      50
--------------------------------------------------------------------------------
ADDRESS second overflow                    231      280      50
--------------------------------------------------------------------------------
ADDRESS first overflow                     281      330      50
--------------------------------------------------------------------------------
MAILING ADDRESS                            331      380      50
--------------------------------------------------------------------------------
MAILING CITY/STATE                         381      421      41
--------------------------------------------------------------------------------
MAILING ZIP CODE                           422      426       5
--------------------------------------------------------------------------------
MAILING ZIP PLUS4                          427      430       4
--------------------------------------------------------------------------------
ADDRESS INDICATOR                          431      431       1
--------------------------------------------------------------------------------
         PROPERTY ADDRESS (SITUS)
--------------------------------------------------------------------------------
HOUSE NUMBER PREFIX                        432      436       5
--------------------------------------------------------------------------------
HOUSE NUMBER                               437      445       9        RJZF
--------------------------------------------------------------------------------
HOUSE NUMBER SUFFIX                        446      455      10
--------------------------------------------------------------------------------
STREET NAME                                456      485      30
--------------------------------------------------------------------------------
MODE                                       486      490       5
--------------------------------------------------------------------------------
DIRECTION                                  491      492       2
--------------------------------------------------------------------------------
APARTMENT UNIT                             493      498       6
--------------------------------------------------------------------------------
PROPERTY ADDRESS ZIP CODE                  499      503       5
--------------------------------------------------------------------------------
PROPERTY ADDRESS ZIP PLUS4                 504      507       4
--------------------------------------------------------------------------------
PROPERTY CITY/STATE                        508      537      30
--------------------------------------------------------------------------------
LAND USE DESCRIPTION                       538      557      20
--------------------------------------------------------------------------------
PROPERTY INDICATOR                         558      559       2
--------------------------------------------------------------------------------
ABSENTEE OWNER INDICATOR                   560      560       1
--------------------------------------------------------------------------------
         EXEMPT INFORMATION
--------------------------------------------------------------------------------
EXEMPT DESCRIPTIONI                        561      570      10
--------------------------------------------------------------------------------
EXEMPT DESCRIPTION2                        571      580      10
--------------------------------------------------------------------------------
EXEMPT DESCRIPTION3                        581      590      10
--------------------------------------------------------------------------------
EXEMPT DESCRIPTION4                        591      600      10
--------------------------------------------------------------------------------
EXEMPT DESCRIPTION5                        601      610      10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         LOT INFORMATION
--------------------------------------------------------------------------------
ACRES                                      611      619       9    NUM 9(6)V999
--------------------------------------------------------------------------------
SQUARE FOOTAGE                             620      628       9    NUM RJZF
--------------------------------------------------------------------------------
FRONT FOOTAGE                              629      635       7    NUM 9(5)V99
--------------------------------------------------------------------------------
DEPTH FOOTAGE                              636      642       7    NUM 9(5)V99
--------------------------------------------------------------------------------
         BUILDING AREA INFORMATION
--------------------------------------------------------------------------------
BUILDING SQUARE FEET                       643      651       9    NUM RJZF
--------------------------------------------------------------------------------
BASE SQUARE FEET                           652      660       9    NUM RJZF
--------------------------------------------------------------------------------
         STATISTICAL INFORMATION
--------------------------------------------------------------------------------
AIR CONDITIONING DESCRIPTION               661      675      15
--------------------------------------------------------------------------------
CONSTRUCTION DESCRIPTION                   676      690      15
--------------------------------------------------------------------------------
EXTERIOR WALL DESCRIPTION                  691      705      15
--------------------------------------------------------------------------------
FIREPLACE NUMBER                           706      707       2    NUM RJZF
--------------------------------------------------------------------------------
FLOOR COVER DESCRIPTION.                   708      722      15
--------------------------------------------------------------------------------
HEAT DESCRIPTION                           723      737      15
--------------------------------------------------------------------------------
         IMPROVEMENT INFORMATION
--------------------------------------------------------------------------------
NUMBER OF UNITS                            738      740       3    NUM RJZF
--------------------------------------------------------------------------------
BATHS                                      741      744       4    NUM 9(3)V9
--------------------------------------------------------------------------------
BEDROOMS                                   745      747       3    NUM RJZF
--------------------------------------------------------------------------------
TOTAL ROOMS. _                             748      750       3    NUM RJZF
--------------------------------------------------------------------------------
STORIES                                    751      754       4    NUM 9(3)V9
--------------------------------------------------------------------------------
YEAR BUILT                                 755      758       4    NUM
--------------------------------------------------------------------------------
         SALES INFORMATION_
--------------------------------------------------------------------------------
SALE YEAR                                  759      760       2
--------------------------------------------------------------------------------
SALE AMOUNT INDICATOR                      761      761       1
--------------------------------------------------------------------------------
MULTIISPLIT INDICATOR                      762      762       1
--------------------------------------------------------------------------------
MORTGAGE TYPE                              763      766       4
--------------------------------------------------------------------------------
MORTGAGE TERM                              767      770       4
--------------------------------------------------------------------------------
SALE BUYER NAME                            771      800      30
--------------------------------------------------------------------------------
SALE AMOUNT                                801      809       9    NUM RJZF
--------------------------------------------------------------------------------
MORTGAGE AMOUNT                            810      818       9    NUM RJZF
--------------------------------------------------------------------------------
ASSUMABLE MORTGAGE AMOUNT                  819      827       9    NUM RJZF
--------------------------------------------------------------------------------
MORTGAGE INTEREST RATE                     828      831       4    NUM 9(Z)V99
--------------------------------------------------------------------------------
         VALUE AMOUNTS INFORMATION
--------------------------------------------------------------------------------
TAXES                                      832      842      11    NUM 9(9)V99
--------------------------------------------------------------------------------
TOTAL VALUE                                843      853      11    NUM RJZF
--------------------------------------------------------------------------------
LAND VALUE                                 854      864      11    NUM RJZF
--------------------------------------------------------------------------------
IMPROVED VALUE                             865      875      11    NUM RJZF
--------------------------------------------------------------------------------
SALE MONTH                                 876      877       2    NUM
--------------------------------------------------------------------------------
CORPORATE INDICATOR                        878      878       1
--------------------------------------------------------------------------------
POOL INDICATOR                             879      879       1    NUM
--------------------------------------------------------------------------------
COUNTY CODE (TRW REDI Code - internal      880      882       3    NUM
 use)
--------------------------------------------------------------------------------
PHONE NUMBER                               883      892      10
--------------------------------------------------------------------------------
SALE DAY                                   893      894       2    NUM
--------------------------------------------------------------------------------
SALE RECORDING DATE (MMDDYY)               895      900       6    NUM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MATCH KEY (intemal use only)               901      908       8    NUM
--------------------------------------------------------------------------------
MORTGAGE CO NAME                           909      938      30
--------------------------------------------------------------------------------
LAND USE CODE (intemel use only)           939      954      16
--------------------------------------------------------------------------------
                  filler                   955      974      20
--------------------------------------------------------------------------------
SALE DOCUMENT NUMBER                       975      986      12
--------------------------------------------------------------------------------
         SALE BOOK/PAGE
--------------------------------------------------------------------------------
BOOK NUMBER                                987      992       6
--------------------------------------------------------------------------------
PAGE NUMBER                                993      998       6
--------------------------------------------------------------------------------
CITY/STATE INDICATOR                       999      999       1
--------------------------------------------------------------------------------
                  filler                  1000     1000       1
--------------------------------------------------------------------------------
ORIGINAL NAME                             1001     1030      30
--------------------------------------------------------------------------------
         BLOCK / LOT INFORMATION
--------------------------------------------------------------------------------
BLOCK/BLDG                                1031     1035       5
--------------------------------------------------------------------------------
BLOCK SUFFIX                              1036     1036       1
--------------------------------------------------------------------------------
LOT/UNIT                                  1037     1041       5
--------------------------------------------------------------------------------
LOT SUFFIX                                1042     1042       1
--------------------------------------------------------------------------------
APN (Parcel Number) (unformatted)         1043     1087      45
--------------------------------------------------------------------------------
MUNICIPALITY CODE                         1088     1093       6
--------------------------------------------------------------------------------
         PRIOR SALES INFORMATION
--------------------------------------------------------------------------------
SALE DATE (MMDDYY)                        1094     1099       6    NUM
--------------------------------------------------------------------------------
RECORDING DATE (MMDDYY)                   1100     1105       6    NUM
--------------------------------------------------------------------------------
BOOK/PAGE (6x6)                           1106     1117      12
--------------------------------------------------------------------------------
DOCUMENT NUMBER                           1118     1129      12
--------------------------------------------------------------------------------
SALE AMOUNT                               1130     1138       9    NUM
--------------------------------------------------------------------------------
SALE AMOUNT INDICATOR                     1139     1139       1
--------------------------------------------------------------------------------
MULTI-SALE-INDICATOR                      1140     1140       1
--------------------------------------------------------------------------------
         DEED TYPE
--------------------------------------------------------------------------------
DEED TYPE (current sale)                  1141     1144       4
--------------------------------------------------------------------------------
DEED TYPE (prior sale)                    1145     1148       4
--------------------------------------------------------------------------------
                  filer                   1149     1200      52
--------------------------------------------------------------------------------
MAP NUMBER                                1201     1207       7
--------------------------------------------------------------------------------
LEGAL                                     1208     1957     750
--------------------------------------------------------------------------------
LEGAL INDICATOR                           1958     1958       1
--------------------------------------------------------------------------------
EDITION NUMBER                            1959     1960       2
--------------------------------------------------------------------------------
         MARKET VALUES
--------------------------------------------------------------------------------
MARKET TOTAL VALUE                        1961     1971      11
--------------------------------------------------------------------------------
MARKET LAND VALUE                         1972     1982      11
--------------------------------------------------------------------------------
MARKET IMPROVEMENT VALUE                  1983     1993      11
--------------------------------------------------------------------------------
         FULL DATES (with century)
--------------------------------------------------------------------------------
CURRENT SALE DATE (full) (YYYYMMDD)       1994     2001       8
--------------------------------------------------------------------------------
PRIOR SALE DATE (full) (YYYYMMDD)         2002     2009       8
--------------------------------------------------------------------------------
CURRENT RECORDING DATE (full)             2010     2017       8
(YYYYMMDD)
--------------------------------------------------------------------------------
PRIOR RECORDING DATE (full)               2018     2025       8
(YYYYMMDD)
--------------------------------------------------------------------------------
SUBDIVISIONICONDO NAME                    2026     2085      60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ZONE CODE                                 2086     2100      15
--------------------------------------------------------------------------------
ZONE DESCRIPTION                          2101     2120      20
--------------------------------------------------------------------------------
         GEO CODING
--------------------------------------------------------------------------------
SITUS - CENSUS ID                         2121     2130      10
--------------------------------------------------------------------------------
SITUS - LATITUDE                          2131     2138       8
--------------------------------------------------------------------------------
SITUS - LONGITUDE                         2139     2147       9
--------------------------------------------------------------------------------
SITUS - CENTROID LEVEL                    2148     2148       1
--------------------------------------------------------------------------------
SITUS - CARRIER CODE                      2149     2152       4
--------------------------------------------------------------------------------
SITUS - CARRIER LINE-OF-TRAVEL            2153     2157       5
--------------------------------------------------------------------------------
SITUS - CARRIER LINE-OF-TRAVEL IND        2158     2158       1
--------------------------------------------------------------------------------
MAILING.- CARRIER CODE                    2159     2162       4
--------------------------------------------------------------------------------
MAILING - CARRIER LINE-OF-TRAVEL          2163     2167       5
--------------------------------------------------------------------------------
MAILING - CARRIER LINE-OF-TRAVEL IND      2168     2168       1
--------------------------------------------------------------------------------
VIEW/SITE                                 2169     2188      20
--------------------------------------------------------------------------------
TAX AREA                                  2189     2196       8
--------------------------------------------------------------------------------
THOMAS PAGE GRID                          2197     2207      11
--------------------------------------------------------------------------------
GARAGE DESCRIPTION                        2208     2227      20
--------------------------------------------------------------------------------
                  filler                  2228     2287      6O
--------------------------------------------------------------------------------
BUILDING TYPE                             2288     2307      20
--------------------------------------------------------------------------------
STONY DESCRIPTION                         2308     2327      20
--------------------------------------------------------------------------------
BASEMENT CODE                             2328     2330       3
--------------------------------------------------------------------------------
         TAXPAYER (name & address)
--------------------------------------------------------------------------------
TAXPAYER NAME                             2331     2380      50
--------------------------------------------------------------------------------
TAXPAYER NAME (continued)                 2381     2430      50
--------------------------------------------------------------------------------
TAXPAYER ADDRESS (second continuation)    2431     2480      50
--------------------------------------------------------------------------------
TAXPAYER ADDRESS (first continuation)     2481     2530      50
--------------------------------------------------------------------------------
TAXPAYER ADDRESS                          2531     2580      50
--------------------------------------------------------------------------------
TAXPAYER CITY STATE ZIP                   2581     2630      50
--------------------------------------------------------------------------------
         ASSESSED VALUES
--------------------------------------------------------------------------------
ASSESSED TOTAL, VALUE                     2631     2641      11    NUM
--------------------------------------------------------------------------------
ASSESSED LAND VALUE                       2642     2652      11    NUM
--------------------------------------------------------------------------------
ASSESSED IMPROVEMENT VALUE                2653     2663      11    NUM
--------------------------------------------------------------------------------
         APPRAISED VALUES
--------------------------------------------------------------------------------
APPRAISED TOTAL VALUE                     2664     2674      11    NUM
--------------------------------------------------------------------------------
(APPRAISED LAND VALUE                     2675     2685      11    NUM
--------------------------------------------------------------------------------
APPRAISED IMPROVEMENT VALUE               2686     2696      11    NUM
--------------------------------------------------------------------------------
                  filler                  2697     3000     304
                  (future expansions)
--------------------------------------------------------------------------------

                                  RECORD LAYOUT

B.          Sales Transaction Data

1.          State                               (positions 1-2)
2.          County                              (positions 3-4)
3.          Sequence Date                       (positions 5-10)
4.          Sequence Number 1                   (positions 11-16)
5.          Sequence Number 2                   (positions 17-18)
6.          Document Type                       (positions 19)
7.          Property Zip                        (positions 20-24)
8.          Transaction Type                    (positions 25)
9.          Document Number                     (positions 26-35)
10.         Document Date                       (positions 36-43)
11.         Original Doc Number                 (positions 44-53)
12.         Buyer/Borrower First Name           (positions 54-83)
13.         Buyer/Borrower Last Name            (positions 84-101)
14.         Buyer Vesting                       (positions 102-103)
15.         Buyer/Borrower Street Address       (positions 104-133)
16.         Buyer/Borrower Address C/O          (positions 134-153)
17.         Buyer/Borrower Zip Code             (positions 154-158)
18.         Buyer/Borrower Zip Code 4           (positions 159-162)
19.         Buyer/Borrower Carrier Route        (positions 163-166)
20.         Buyer/Borrower City                 (positions 167-186)
21.         Buyer/Borrower State                (positions 187-188)
22.         Lender First Name                   (positions 189-218)
23.         Lender Last Name                    (positions 219-236)
24.         Lender Street Address               (positions 237-266)
25.         Lender Care of Name                 (positions 267-286)
26.         Lender Zip                          (positions 287-291)
27.         Lender Zip 4                        (positions 292-295)
28.         Lender Carrier Route                (positions 296-299)
29.         Lender City                         (positions 300-319)
30.         Lender State                        (positions 320-321)
31.         Seller First Name                   (positions 322-351)
32.         Seller Last Name                    (positions 352-369)
33.         APN1                                (positions 370-375)
34.         APN2                                (positions 376-381)
35.         APN3                                (positions 382-386)
36.         APN4                                (positions 387-391)
37.         APN5                                (positions 392-396)
38.         APN6                                (positions 397-401)
39.         APN7                                (positions 402-406)
40.         APN8                                (positions 407-411)
41.         Lot                                 (positions 412-417)
42.         Block                               (positions 418-423)
43.         Tract                               (positions 424-453)
44.         Parcel Book/Parcel Map#             (positions 454-459)
45.         Parcel Page                         (positions 460-465)
46.         Parcel                              (positions 466-471)
47.         Section                             (positions 472-474)
48.         Township/Municipality               (positions 475-477)
49.         Range                               (positions 478-480)

50.         Unit                                (positions 481-490)
51.         Adjustable Interest                 (positions 491)
52.         Interest Rate                       (positions 492-497)
53.         Stamp Amount                        (positions 498-507)
54.         Tax In Full                         (positions 508)
55.         Loan Amount                         (positions 509-523)
56.         Sales Price                         (positions 524-538)
57.         Loan to Value Ration                (positions 539-541)
58.         TRW Area                            (positions 542-544)
59.         Title Code                          (positions 545-549)
60.         Title Order Number                  (positions 550-564)
61.         Credit Line                         (positions 565)
62.         Loan Type                           (positions 566-568)
63.         Reel Number                         (positions 569-572)
64.         Use Class (OH,KY,MI)/               (positions 573-575)
            State Use (MA,CT,RI)/
            APN9 (NY)
65.         Filename                            (positions 576-583)
66.         Record Number                       (positions 584-591)
67.         Use Code (OH,KY,MI,NY)              (positions 592-594)
68.         Buyer Mailing                       (positions 595)
69.         Assignment #Months Old              (positions 596-598)
70.         Census Tract                        (positions 599-604)
71.         Filler                              (positions 605)
72.         Raw APN Part 1                      (positions 606-615)
73.         Nominal flag                        (positions 616)
74.         Census Tract Source Flag            (positions 617-618)
75.         Legal Type                          (positions 619)
76.         Damar Doc Type                      (positions 620-621)
77.         REO(Real Estate Owned)              (positions 622)
78.         Filler                              (positions 623-625)
79.         Tax City                            (positions 626-645)
80.         Latitude                            (positions 646-653)
81.         Longitude                           (positions 654-661)
82.         Org TD Doc Date/Assign/             (positions 662-669)
            Contact Sales Date (NJ,NM,CO)
83.         Deed Match Cty Sort Key             (positions 670-677)
84.         filler                              (positions 678)
85.         AZ Exempt Prefix                    (positions 679)
86.         AZ Exempt Suffix                    (positions 680-681)
87.         Document Transfer Tax               (positions 682-691)
88.         Loan Amount                         (positions 692-706)
89.         Buyer State & County                (positions 707-710)
90.         Number of Buyers                    (positions 711)
91.         Bene State & County                 (positions 712-715)
92.         Raw APN Part II                     (positions 716-726)
93.         IL Doc Type                         (positions 727-729)
94.         Multi-Parcel Flag                   (positions 730)
95.         Filler                              (positions 731)
96.         Filler                              (positions 732)
97.         Individual or CO                    (positions 733)
98.         Inter Family Transfer               (positions 734)
99.         Owner Type                          (positions 735)

100.        Refi/Purchase                       (positions 736)
101.        Construction Loan                   (positions 737)
102.        Private Party                       (positions 738)
103.        SellerCarry                         (positions 739)
104.        Code 1 Buyer 1                      (positions 740)
105.        Code 1 Buyer 2                      (positions 741)
106.        Code 1 Bene 1                       (positions 742)
107.        Code 1 Bene 2                       (positions 743)
108.        TRW REDI Area Code                  (positions 744)
109.        Record Layout Version               (positions 745)
110.        Reject Code                         (positions 746-750)

                                                                      APPENDIX C
                                                                      ----------

AL  JEFFERSON                        750   CA  PLACER                     600   750   CO  EL PASO                          750
AZ  CONCONINO                  600   750   CA  PLUMAS                           750   CO  JEFFERSON                  600   750
AZ  MARICOPA                   600   750   CA  RIVERSIDE                  600   750   CT  FAIRFIELDBT                      750
AZ  MOHAVE                     600   750   CA  SACRAMENTO                 600   750   CT  HARTFORDBT                       750
AZ  PIMA                       600   750   CA  SAN BENITO                       750   CT  LITCHFIELDBT                     750
AZ  PINAL                      600   750   CA  SAN BERNARDINO             600   750   CT  MIDDLESEXBT                      750
AZ  YAVAPAI                    600         CA  SAN DIEGO                  600   750   CT  NEW HAVENBT                      750
CA  ALAMEDA                    600   750   CA  SAN FRANCISCO              600   750   CT  NEW LONDONBT                     750
CA  AMADOR                           750   CA  SAN JOAQUIN                600   750   CT  TOLLANDBT                        750
CA  BUTTE                            750   CA  SAN LUIS OBISPO            600   750   CT  WINDHAMBT                        750
CA  CALAVERAS                        750   CA  SAN MATEO                  600   750   DC  WASHINGTON                 600   750
CA  COLUSA                           750   CA  SANTA BARBARA              600   750   DE  NEW CASTLE                 600   750
CA  CONTRA COSTA               600   750   CA  SANTA CLARA                600   750   FL  ALACHUA                          750
CA  DEL NORTE                        750   CA  SANTA CRUZ                 600   750   FL  BREVARD                    600   750
CA  EL DORADO                  600   750   CA  SHASTA                           750   FL  BROWARD                    600   750
CA  FRESNO                     600   750   CA  SISKIYOU                         750   FL  CHARLOTTE                  600   750
CA  GLENN                            750   CA  SOLANO                     600   750   FL  CITRUS                           750
CA  HUMBOLDT                         750   CA  SONOMA                     600   750   FL  CLAY                             750
CA  IMPERIAL                         750   CA  STANISLAUS                       750   FL  COLLIER                    600   750
CA  KERN                       600   750   CA  SUTTER                           750   FL  DADE                       600   750
CA  KINGS                            750   CA  TEHAMA                           750   FL  DESOTO                           750
CA  LAKE                             750   CA  TRINITY                          750   FL  DUVAL                      600   750
CA  LASSEN                           750   CA  TULARE                           750   FL  ESCAMBIA                         750
CA  LOS ANGELES                600   750   CA  TUOLUMNE                         750   FL  FLAGLER                          750
CA  MADERA                           750   CA  VENTURA                    600   750   FL  HENDRY                           750
CA  MARIN                      600   750   CA  YOLO                             750   FL  HERNANDO                         750
CA  MEDOCINO                         750   CA  YUBA                             750   FL  HIGHLANDS                        750
CA  MERCED                           750   CO  ADAMS                      600   750   FL  HILLSBOROUGH               600   750
CA  MONTEREY                         750   CO  ARAPAHOE                   600   750   FL  INDIAN RIVER                     750
CA  NAPA                             750   CO  BOULDER                          750   FL  LAKE                       600   750
CA  NEVADA                           750   CO  DENVER                     600   750   FL  LEE                        600   750
CA  ORANGE                     600   750   CO  DOUGLAS                    600   750   FL  LEON                             750

FL  MANATEE                    600   750   GA  HENRY                      600         MA  HAMPSHIREBT                      750
FL  MARION                           750   GA  ROCKDALE                   600         MA  MIDDLESEXBT                      750
FL  MARTIN                     600   750   HI  HAWAII                     600   750   MA  NANTUCKETBT                      750
FL  MONROE                     600   750   HI  KAUAI                      600   750   MA  NORFOLKBT                        750
FL  NASSAU                           750   HI  MAUI                       600   750   MA  PLYMOUTHBT                       750
FL  OKALOOSA                         750   HI  OAHU                       600   750   MA  SUFFOLKBT                        750
FL  ORANGE                     600   750   IL  CHAMPAIGN                        750   MA  WORCESTERBT                      750
FL  OSCEOLA                          750   IL  COOK                       600   750   MD  ALLEGANY                         750
FL  PALM BEACH                 600   750   IL  DEKALB                           750   MD  ANNE ARUNDEL               600   750
FL  PASCO                      600   750   IL  DUPAGE                     600   750   MD  BALTIMORE                  600   750
FL  PINELLAS                   600   750   IL  GRUNDY                           750   MD  BALTIMORE CITY             600   750
FL  POLK                       600   750   IL  KANE                             750   MD  CALVERT                          750
FL  PUTNAM                           750   IL  KENDALL                          750   MD  CAROLINE                         750*
FL  SANTA ROSA                       750   IL  LAKE                             750   MD  CARROLL                          750
FL  SARASOTA                   600   750   IL  LASALLE                          750   MD  CECIL                            750*
FL  SEMINOLE                   600   750   IL  MADISON                          750   MD  CHARLES                          750*
FL  ST JOHNS                         750   IL  MCHENRY                          750   MD  DORCHESTER                       750*
FL  ST LUCIE                         750   IL  PEORIA                           750   MD  FREDERICK                        750
FL  SUMTER                           750   IL  ROCK ISLAND                      750   MD  GARRETT                          750*
FL  VOLUSIA                    600   750   IL  SANGAMON                         750   MD  HARFORD                          750
FL  WALTON                           750   IL  ST CLAIR                         750   MD  HOWARD                           750
GA  CHEROKEE                   600         IL  TAZEWELL                         750   MD  KENT                             750*
GA  CLAYTON                    600         IL  WILL                             750   MD  MONTGOMERY                 600   750
GA  COBB                       600         IL  WILLIAMSON                       750   MD  PRINCE GEORGES             600   750
GA  COWETA                     600         IL  WINNEBAGO                        750   MD  QUEEN ANNES                      750*
GA  DEKALB                     600         MA  BARNSTABLEBT                     750   MD  SOMERSET                         750
GA  DOUGLAS                    600         MA  BERKSHIREBT                      750   MD  ST MARYS                         750*
GA  FAYETTE                    600         MA  BRISTOLBT                        750   MD  TALBOT                           750*
GA  FORSYTH                    600         MA  DUKESBT                          750   MD  WASHINGTON                       750*
GA  FULTON                     600         MA  ESSEXBT                          750   MD  WICOMICO                         750*
GA  GWINNETT                   600         MA  FRANKLINBT                       750   MD  WORCESTER                        750*
GA  HALL                       600         MA  HAMPDENBT                        750   MI  WASHTENAW                        750

MN  HENNEPIN                         750*  NJ  MONMOUTH                   600   750   OH  CLARK                            750
MN  RAMSEY                           750   NJ  MORRIS                     600   750   OH  CUYAHOGA                   600
MO  JACKSON                          750   NJ  OCEAN                      600   750   OH  FRANKLINADJ                      750
MO  ST LOUIS                         750   NJ  PASSAIC                    600   750   OH  GREENEADJ                        750
MO  ST LOUIS CITY                    750   NJ  SALEM                      600   750   OH  HAMILTONADJ                      750
MS  HINDS                            750   NJ  SOMERSET                   600   750   OH  LAKEADJ                          750
NC  BUNCOMBE                         750   NJ  SUSSEX                     600   750   OH  MONTGOMERYADJ                    750
NC  DURHAM                           750   NJ  UNION                      600   750   OK  OKLAHOMA                         750
NC  FORSYTH                          750   NJ  WARREN                     600   750   OK  TULSA                            750
NC  MECKLENBERG                      750   NM  BERNALILLO                       750   OR  CLACKAMAS                        750
NC  ORANGE                           750   NV  CLARK                      600   750   OR  LANE                             750
NC  UNION                            750   NV  WASHOE                           750   OR  MARION                           750
NC  WAKE                             750   NY  BRONX                      600   750   OR  MULTNOMAH                        750
NJ  ATLANTIC                   600   750   NY  BROOKLYN/KINGS             600   750   OR  WASHINGTON                       750
NJ  BERGEN                     600   750   NY  MANHATTAN/NEW YORK         600   750   OR  YAMHILL                          750
NJ  BURLINGTON                 600   750   NY  NASSAU                     600   750   PA  ALLEGHENY                  600   750
NJ  CAMDEN                     600   750   NY  ORANGE                     600   750
NJ  CAPE MAY                   600   750   NY  PUTNAM                           750
NJ  CUMBERLAND                 600   750   NY  QUEENS                     600   750
NJ  ESSEX                      600   750   NY  ROCKLAND                         750
NJ  GLOUCESTER                 600   750   NY  STATEN ISLAND/RICHMOND     600   750
NJ  HUDSON                     600   750   NY  SUFFOLK                    600   750
NJ  HUNTERDON                  600   750   NY  SULLIVAN                         750
NJ  MERCER                     600   750   NY  ULSTER                           750
NJ  MIDDLESEX                  600   750   NY  WESTCHESTER                600   750